UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2021

Frontier Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40304	46-3681866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4545 Airport Way

Denver, CO 80239

(Address of Principal Executive Offices) (Zip Code)

(720) 374-4200

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ULCC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2021, the Board of Directors (the “Board”) of Frontier Group Holdings, Inc. (the “Company”) appointed Ofelia Kumpf to the Company’s Board. The Board has not yet determined the committees on which Ms. Kumpf will serve. Ms. Kumpf will be compensated for her service as a director on the same basis as other non-employee directors of the Company. Compensation for the Company’s non-employee directors is described under the heading “Compensation Arrangements for our Non-Employee Directors” in the Company’s prospectus, dated March 31, 2021, filed with the Securities and Exchange Commission in accordance with Rule 424(b) of the Securities Act of 1933, as amended, on April 2, 2021.

Ms. Kumpf has served as Field Vice President, Long Beach Field Office for McDonald’s USA, LLC since July 2018, after serving as Vice President and General Manager, Southern California Region from January 2013 to June 2018. Ms. Kumpf has held various other leadership positions at McDonald’s since joining the company in 1992. Ms. Kumpf currently serves on the boards of trustees of Southern California Public Radio and Ronald McDonald House Charities of Southern California and previously served on the board of directors of the Latino Donor Collaborative. Ms. Kumpf holds a B.S. from the University of Phoenix and an M.B.A. from the University of Southern California, Marshall School of Business.

Ms. Kumpf has no relationships requiring disclosure under Item 404(a) of Regulation S-K. Ms. Kumpf is not a party to any arrangement or understanding with any other person pursuant to which she was selected as a director.

A copy of the press release announcing the appointment of Ms. Kumpf to the Board is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release, dated July 20, 2021.

104.1	Cover page interactive data file (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER GROUP HOLDINGS, INC.

By:	/s/ Howard M. Diamond
Name:	Howard M. Diamond
Title:	General Counsel and Secretary

Date: July 20, 2021